UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2006
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of Principal Executive Offices)	(Zip Code)
(973) 882-9000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amended and Restated Credit Agreement
Amendment to Second Lien Credit and Guaranty Agreement
Amendment and Limited Waiver to Intercreditor Agreement
Press Release
Certain Information Provided at the 2006 Annual Meeting of Stockholders

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On May 26, 2006, Covanta Energy Corporation (“Covanta Energy”), a subsidiary of Covanta Holding Corporation (“Covanta”), entered into agreements (collectively the “Credit Agreements”) with syndicates of lenders led by Goldman Sachs Credit Partners L.P. (with all lenders party thereto referred to herein as the “Lenders”). The Credit Agreements, which amend existing agreements, (1) reduce interest rates applicable to certain loans under certain of Covanta Energy’s existing first lien credit facility, (2) provide new term loan commitments of $140 million (the “New Term Loan”) under Covanta Energy’s first lien credit facility which may be used on or prior to July 15, 2006 to prepay a portion of amounts outstanding under Covanta Energy’s existing second lien term loan facility, and (3) amend certain covenants applicable under Covanta Energy’s existing credit facilities.
     The Credit Agreements consist of (1) the Amended and Restated Credit Agreement, dated as of May 26, 2006, among Covanta Energy, Covanta, certain subsidiaries of Covanta Energy as guarantors, various lenders, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Book Runner and Sole Syndication Agent, Administrative Agent and Collateral Agent, JPMorgan Chase Bank, as Co-Documentation Agent, Revolving Issuing Bank and a Funded LC Issuing Bank, UBS Securities LLC, as Co-Documentation Agent, UBS AG, Stamford Branch, as a Funded LC Issuing Bank, and Calyon New York Branch, as Co-Documentation Agent (the “Amended and Restated First Lien Credit Agreement”), (2) the Amendment to Second Lien Credit and Guaranty Agreement, dated as of May 26, 2006, among Covanta Energy, Covanta and the parties signatory thereto (the “Amendment to Second Lien Credit and Guaranty Agreement”), and (3) the Amendment and Limited Waiver to Intercreditor Agreement, dated as of May 26, 2006, among Covanta Energy, Goldman Sachs Credit Partners L.P., as Collateral Agent under the First Lien Credit Agreement, and Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Second Lien Credit Agreement and as Collateral Agent for the Parity Lien Claimholders (the “Amendment and Limited Waiver to Intercreditor Agreement”).
     Under the Amended and Restated First Lien Credit Agreement, Lenders will continue to provide existing first lien credit facilities comprised of revolving credit, letter of credit and term loan facilities. Under the Amendment to Second Lien Credit and Guaranty Agreement, Lenders will continue to provide an existing second lien term loan facility. Each of these existing facilities which were entered into on June 24, 2005, including the existing intercreditor agreement, is described in Covanta’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.
     The following is a description of the general terms of the amendments to the existing credit facilities, as provided in the Credit Agreements:

•	Interest rates applicable to Covanta Energy’s existing first lien term loan and to credit linked deposits applicable to its first lien funded letter of credit facility are reduced from LIBOR + 300 basis points to LIBOR + 225 basis points.

•	The amount available for the issuance of letters of credit under Covanta Energy’s existing $100 million first lien revolving loan facility is increased from $75 million to $90 million.

•	New term loan commitments are provided which would allow Covanta Energy to increase the principal amount outstanding under its first lien credit facility by up to $140 million, the proceeds of which will be used to prepay up to $140 million under Covanta Energy’s existing second lien term loan and any prepayment premiums relating thereto. This prepayment will require the payment of a call premium of 200 basis points. As of March 31, 2006, $229 million remained outstanding under Covanta Energy’s first lien term loan, and $400 million remained outstanding under its second lien term loan. Pursuant to the terms of the Amendment and Limited Waiver, the parties to the existing intercreditor agreement amended the existing intercreditor agreement to permit the incurrence by Covanta Energy of the New Term Loan and waived the application of a provision thereof that would have prevented the application of the proceeds of the New Term Loan to the prepayment of the second lien term loans.

•	Assuming Covanta Energy borrows the New Term Loan and reduces its second lien term loan as described above, there is a proportionate increase in the amortization schedule with respect to the repayment of principal of such first lien debt.

•	Certain covenants restricting Covanta Energy’s ability to invest available cash and enter into limited recourse borrowings have been modified to provide additional flexibility in the context of permitted acquisitions.
     The descriptions of the Credit Agreements contained herein are qualified in their entirety by reference to the full texts of the Amended and Restated First Lien Credit Agreement attached hereto as Exhibit 10.1, the Amendment to Second Lien Credit and Guaranty Agreement attached hereto as Exhibit 10.2 and the Amendment and Limited Waiver to Intercreditor Agreement attached hereto as Exhibit 10.3, all of which are incorporated by reference herein.
     On May 30, 2006, Covanta issued a press release announcing the repricing of Covanta Energy’s first lien term loan and letter of credit facilities. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 26, 2006, Covanta’s wholly-owned subsidiary, Covanta Energy, appointed John M. Klett as its Senior Vice President and Chief Operating Officer. Mr. Klett has served as Covanta Energy’s Senior Vice President, Operations, since March 2003. Prior thereto he served as Executive Vice President of Covanta Waste to Energy, Inc. for more than five years. Mr. Klett joined Covanta Energy in 1986. Mr. Klett is 59 years old.
     The terms of Mr. Klett’s employment agreement with Covanta Energy are described in Covanta’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2006 which is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On May 31, 2006, Covanta will provide certain information concerning it and its wholly-owned subsidiaries at its 2006 Annual Meeting of Stockholders. This information is filed as Exhibit 99.2 hereto and is incorporated by reference herein. The information included in Exhibit 99.1 includes certain non-GAAP financial information as set forth therein. The information in Exhibit 99.2 is furnished pursuant to Item 7.01, “Regulation FD Disclosure,” of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired – Not Applicable
(b) Pro Forma Financial Information – Not Applicable
(c) Exhibits

Exhibit No.	Exhibit

10.1	Amended and Restated Credit Agreement, dated as of May 26, 2006, among Covanta Energy, Covanta as a guarantor, certain subsidiaries of Covanta Energy as guarantors, various lenders, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Book Runner and Sole Syndication Agent, Administrative Agent and Collateral Agent, JPMorgan Chase Bank, as Co-Documentation Agent, Revolving Issuing Bank and a Funded LC Issuing Bank, UBS Securities LLC, as Co-Documentation Agent, UBS AG, Stamford Branch, as a Funded LC Issuing Bank, and Calyon New York Branch, as Co-Documentation Agent.

10.2	Amendment to Second Lien Credit and Guaranty Agreement, dated as of May 26, 2006, among Covanta Energy, Covanta and the parties signatory thereto.

10.3	Amendment and Limited Waiver to Intercreditor Agreement, dated as of May 26, 2006, among Covanta Energy, Goldman Sachs Credit Partners L.P., as Collateral Agent under the First Lien Credit Agreement, Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Second Lien Credit Agreement and as Collateral Agent for the Parity Lien Claimholders.

99.1	Press Release, issued by Covanta, dated May 30, 2006, regarding the repricing of Covanta Energy’s first lien term loan and letter of credit facilities.

99.2	Certain information provided at the 2006 Annual Meeting of Stockholders of Covanta Holding Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 30, 2006
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson

Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Amended and Restated Credit Agreement, dated as of May 26, 2006, among Covanta Energy, Covanta as a guarantor, certain subsidiaries of Covanta Energy as guarantors, various lenders, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Book Runner and Sole Syndication Agent, Administrative Agent and Collateral Agent, JPMorgan Chase Bank, as Co-Documentation Agent, Revolving Issuing Bank and a Funded LC Issuing Bank, UBS Securities LLC, as Co-Documentation Agent, UBS AG, Stamford Branch, as a Funded LC Issuing Bank, and Calyon New York Branch, as Co-Documentation Agent.

10.2	Amendment to Second Lien Credit and Guaranty Agreement, dated as of May 26, 2006, among Covanta Energy, Covanta and the parties signatory thereto.

10.3	Amendment and Limited Waiver to Intercreditor Agreement, dated as of May 26, 2006, among Covanta Energy, Goldman Sachs Credit Partners L.P., as Collateral Agent under the First Lien Credit Agreement, Credit Suisse, Cayman Islands Branch, as Administrative Agent for the Second Lien Credit Agreement and as Collateral Agent for the Parity Lien Claimholders.

99.1	Press Release, issued by Covanta, dated May 30, 2006, regarding the repricing of Covanta Energy’s first lien term loan and letter of credit facilities.

99.2	Certain information provided at the 2006 Annual Meeting of Stockholders of Covanta Holding Corporation.